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                                                                   Exhibit 23.02

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 24, 1997 included in Choice Hotels Franchising, Inc.'s Form 10 filed on September 18, 1997 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Washington, D.C.
September 30, 1997